Exhibit 10.3

[*] INDICATES CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION

INTEREST PURCHASE AGREEMENT

This Interest Purchase Agreement (this “Agreement”) is entered into as of the 28th day of August, 2015 by and between Healthspan Research LLC, a Delaware limited liability company (the “Company”), and the undersigned investor (the “Investor”).

RECITALS

A.           The Company and the Investor have entered into that certain Exclusive Supply Agreement (the “Supply Agreement”) dated as of the date hereof.

B.           In connection with the Supply Agreement, the Investor desires to contribute $[*] of Products (as defined in the Supply Agreement) to the Company in the manner and upon the terms set forth in the Supply Agreement, and the Company desires to issue the Units (as defined below) to the Investor in consideration of such contribution constituting 4% of the aggregate membership interests of the Company as of the date hereof, pursuant to the terms of this Agreement.

C.           The Investor is also being granted Units constituting 5% of the aggregate membership interests of the Company as of the date hereof for granting the Company certain exclusivity rights as set forth in the Supply Agreement.  In the event such exclusivity rights are cancelled or withdrawn or no longer are effective, then such Units shall be deemed automatically cancelled and redeemed by the Company for One Dollar.

D.           The Units are being issued pursuant to and subject to that certain Limited Liability Company Agreement of the Company, dated as of the date hereof, among the Company and its members (as may be amended, restated, or otherwise modified from time to time pursuant to its terms (the “LLC Agreement”), which the Investor shall execute simultaneously with this Agreement.

TERMS OF AGREEMENT

NOW, THEREFORE, in consideration of the premises, the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

[*] INDICATES CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION

ARTICLE 1
CONTRIBUTION AND ISSUANCE OF THE UNITS

1.1           Recitals.  The Recitals are hereby incorporated herein by reference.

1.2           Contribution and Issuance of the Units; Admissions as Member.  Investor hereby contributes to the Company $[*] of Products and grants certain exclusivity rights with respect to the sale of the Products as set forth in the Supply Agreement. In consideration of the contribution set forth in this Section 1.2 and upon the terms and conditions set forth in this Agreement, the Company hereby agrees to issue to the Investor 9,000 Class A Units of the Company constituting 9.0% of the aggregate membership interests of the Company (the “Units”) as of the date hereof and to admit the Investor as a member of the Company pursuant to the LLC Agreement.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As a material inducement to the Investor entering into this Agreement and being issued the Units, the Company represents and warrants to the Investor as follows:

2.1           Limited Liability Company Status, Power and Authority.  The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has the limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby.  The Company has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

2.2           Enforceability.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

2.3           Valid Issuance.  Upon issuance of the Units in accordance with the terms herein, such Units will be validly issued, fully paid and non-assessable.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

As a material inducement to the Company entering into this Agreement and issuing the Units, the Investor represents and warrants to the Company as follows:

[*] INDICATES CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION

3.1           Investment Intent; Accredited Investor Status.  The Investor is acquiring the Units hereunder for its own account for investment and not with a view to, or for the sale in connection with any distribution of any of the Units, except in compliance with applicable state and federal securities laws.  The Investor has had the opportunity to discuss the transactions contemplated hereby with representatives of the Company and has had the opportunity to obtain such information pertaining to the Company as has been requested.  The Investor has such knowledge and experience in business or financial matters that it is capable of evaluating the merits and risks of an investment in the Units.  The Investor hereby represents that it can bear the economic risk of losing its investment in the Units and has adequate means for providing for its current financial needs and contingencies.

ARTICLE 4
MISCELLANEOUS

4.1           Notices.  All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, to the following addresses (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party): (i) if to the Investor, to the address of the Investor appearing in the Company’s records; and (ii) if to the Company, to its principal business address (with a copy to (which shall not constitute notice or services of process): Akerman LLP, One Southeast Third Avenue, 25th Floor, Miami, Florida 33131, Attention: Teddy D. Klinghoffer, Esq.).

4.2           Representations and Warranties.  All agreements, representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

4.3           Entire Agreement.  This Agreement, contains the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter.

4.4           Amendment; Waiver.  This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by both parties.  No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege.  No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties.  No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.  The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

4.5           Binding Effect; Assignment.  The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and legal assigns.  The rights and obligations of this Agreement may not be assigned by any party without the prior written consent of the other party.

[*] INDICATES CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION

4.6           Preliminary Statements.  The Recitals set forth on the first page hereof are true and correct, and are hereby incorporated and made a part of this Agreement.

4.7           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

4.8           Headings.  The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

4.9           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[Signature Page Follows]

[*] INDICATES CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

COMPANY: HEALTHSPAN RESEARCH LLC By: /s/ Rob Fried Name: Rob Fried Title: Manager
INVESTOR: CHROMADEX INC. By:/s/ Frank Jaksch Name: Frank Jaksch Title: CEO